Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Dec 31,
(in thousands)	2005
Chicken Sales:
United States
Prepared Foods:
Foodservice	$386,169
Retail	$73,196
Total Prepared Foods	$459,366

Fresh Chicken:
Foodservice	$351,981
Retail	$128,148
Total Fresh Chicken	$480,129
Export and Other
Export:
Prepared Foods	$16,665
Chicken	$73,821
Total Export (d)	$90,486
Other Chicken By Products	$4,185
Total Export and Other	$94,671
Total U.S. Chicken	$1,034,166

Mexico:	$92,403
Total Chicken Sales	$1,126,569

Total Prepared Foods	476,031

Turkey Sales:
Prepared Foods:
Foodservice	$13,392
Retail	$7,939
Total Prepared Foods	$21,331

Fresh Turkey:
Foodservice	$2,468
Retail	$37,621
Total Fresh Turkey	$40,089
Export and Other
Export:
Prepared Foods	$59
Turkey	$143
Total Export	$202
Other Turkey By Products	$282
Total Export and Other	$484
Total Turkey Sales	$61,904

Total Prepared Foods	$21,391

Sale of Other Products
U.S.	$153,529
Mexico	$1,809
Total Other Products	$155,339
Total Net Sales	$1,343,812

Dec 31,
2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	37.4%
Retail	7.1%
Total Prepared Foods	44.5%

Fresh Chicken:
Foodservice	34.0%
Retail	12.4%
Total Fresh Chicken	46.4%
Export and Other
Export:
Prepared Foods	1.6%
Chicken	7.1%
Total Export	8.7%
Other Chicken By Products	0.4%
Total Export and Other	9.1%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	22.1%
Retail	12.8%
Total Prepared Foods	34.9%

Fresh Turkey:
Foodservice	4.0%
Retail	60.8%
Total Fresh Turkey	64.8%
Export and Other
Export:
Prepared Foods	0.1%
Turkey	0.2%
Total Export	0.3%
Other Turkey By Products	0.5%
Total Export and Other	0.8%
Total U.S. Turkey	100.0%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(In thousands except for per share data)	12/31/05
Income Statement Data:
Net sales	$1,343,812
Non-recurring recoveries	-
Gross margin	118,400
Selling, general and administrative expenses	72,202
Operating income (loss)	46,198
Interest expense, net	8,448
Miscellaneous, net	1,110
Income (loss) before income taxes and extraordinary charge	36,640
Income tax expense (benefit)	10,962
Income (loss) before extraordinary charge	25,678
Extraordinary charge - net of tax	-
Net income (loss)	$25,678

Per Common Share Data:
Income (loss) before extraordinary charge	$0.39
Extraordinary charge - early repayment of debt	-
Net Income (loss)	$0.39
Cash dividends	$1.023
Book value	$17.67

Balance Sheet Summary:
Working capital	$371,722
Total assets	$2,563,119
Notes payable and current maturities of long-term debt	$8,658
Long-term debt, less current maturities	$508,516
Total debt	$517,174
Senior secured debt (included in Total Debt)	$-
Total stockholders' equity	$1,181,130

Cash Flow Summary:
Operating cash flow	$59,195
Depreciation & amortization	$30,348
Capital expenditures	$43,866
Business acquisitions	$-
Financing activities, net	$(11,791)

Cashflow Ratios:
EBITDA (b)	$74,855
EBITDA (last four qtrs.)	$533,305

Key Indicators (as a percentage of net sales):
Gross margin	8.8%
Selling, general and adminstrative expenses	5.4%
Operating income (loss)	3.4%
Interest expense, net	0.6%
Net income (loss)	1.9%

(a) Includes amortization of capitalized financing costs of approximately	$581

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$25,678
Add:
Extraordinary charge-net of tax	-
Income Tax Expense (benefit)	10,962
Interest expense, net	8,448
Depreciation and amortization	30,348
Minus:
Amortization of capitalized financing costs	581
EBITDA	$74,855

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(In thousands)	12/31/2005	1/1/2005
Net Sales to Customers:
Chicken:
United States	$1,034,166	$1,034,838
Mexico	92,403	96,937
Sub-total	1,126,569	1,131,775
Turkey	61,904	79,774
Other Products:
United States	153,530	155,047
Mexico	1,809	1,651
Sub-total	155,339	156,698
Total	$1,343,812	$1,368,247

Operating Income:
Chicken:
United States	$53,862	$88,607
Mexico	(7,070)	5,182
Sub-total	46,792	93,789
Turkey	(5,642)	(4,765)
Other Products
United States	4,590	1,549
Mexico	458	442
Sub-total	5,048	1,991
Non-recurring recoveries	-	-
Total	$46,198	$91,015

Depreciation and Amortization: (f)
Chicken:
United States	$25,350	$24,806
Mexico	2,629	3,086
Sub-total	27,979	27,892
Turkey	781	767
Other Products
United States	1,552	1,359
Mexico	36	47
Sub-total	1,588	1,406
Total	$30,348	$30,065

Total Assets:
Chicken:
United States	$2,102,873	$1,823,853
Mexico	293,662	260,026
Sub-total	2,396,535	2,083,879
Turkey	67,088	105,692
Other Products
United States	97,454	87,724
Mexico	2,042	2,541
Sub-total	99,496	90,265
Total	$2,563,119	$2,279,836

Capital Expenditures:
Chicken:
United States	$40,021	$19,033
Mexico	2,587	$1,387
Sub-total	42,608	20,420
Turkey	50	$2,820
Other Products
United States	1,129	884
Mexico	79	36
Sub-total	1,208	920
Total	$43,866	$24,160

(a) Includes amortization of capitalized financing costs of approximately	$581	$570

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
	12/31/05	01/01/05
U.S. Chicken

U.S. Chicken Sales (000's)	$1,034,166	$1,034,838
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7360	$0.7699
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8563	$0.8389

U.S. Chicken Net Pounds Produced (000's)	1,405,025	1,344,192
U.S. Chicken Pounds Sold (000's)	1,207,685	1,233,550

U.S. Chicken Operating Income (000's) (g)	53,862	88,607
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	5.21%	8.56%

Turkey

U.S. Turkey Sales (000's)	61,904	79,774
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.6289	$2.0612
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.9433	$0.9822

U.S. Turkey Operating Income (000's)	(5,642)	(4,765)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-9.11%	-5.97%

U.S. Turkey Net Pounds Produced (000's)	38,003	38,702
U.S. Turkey Pounds Sold (000's)	65,626	81,216

U.S. Other

U.S. Other Sales	153,530	155,047

U.S. Other Operating Income (g)	4,590	1,549
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	3.0%	1.0%

U.S. Summary

U.S. Sales (000's)	1,249,600	1,269,659
U.S. Cost of Sales (000's)	1,132,533	1,120,286
U.S. Gross Margin (000's)	117,067	149,373
U.S. Gross Margin as a percent of U.S. Sales	9.37%	11.76%

U.S. Selling, General and Administrative Expenses (000's)	64,257	63,982
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.14%	5.04%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	52,810	85,391
U.S. Operating Income as a percent of U.S. Sales	4.23%	6.73%

Mexico Chicken

Mexico Chicken Sales (000's)	92,403	96,937
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5280	$0.6073

Mexico Net Pounds Produced (000's)	175,003	159,615

Mexico Other

Mexico Other Sales (000's)	1,809	1,651

Mexico Summary

Mexico Sales (000's)	94,212	98,588
Mexico Cost of Sales (000's)	92,879	86,843
Mexico Gross Margin (000's)	1,333	11,745
Mexico Gross Margin as a percent of Mexico Sales	1.4%	11.9%

Mexico Selling, General and Administrative Expenses (000's)	7,945	6,121
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	8.4%	6.2%

Mexico Operating Income (000's)	(6,612)	5,624
Mexico Operating Income as a percent of Mexico Sales	-7.0%	5.7%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,126,569	1,131,775
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7130	$0.7526
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8148	$0.8124

Chicken Net Pounds Produced from all Divisions (000's)	1,580,028	1,503,807
Chicken Pounds Sold from all Divisions (000's)	1,382,688	1,393,165

Turkey Operations:
U.S. Turkey Sales (000's)	61,904	79,774
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.6289	$2.0612
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.9433	$0.9822

U.S. Turkey Net Pounds Produced (000's)	38,003	38,702
U.S. Turkey Pounds Sold (000's)	65,626	81,216

Other Operations:
Other Sales (000's)	155,339	156,698

Totals All Operations:
Total Net Sales (000's)	1,343,812	1,368,247
Total Cost of Sales (000's)	1,225,412	1,207,129
Gross Margin from all operations (000's)	118,400	161,118
Gross Margin from all operations as a percent of Total Net Sales	8.81%	11.78%

Total Selling, General and Administrative Expenses (000's)	72,202	70,103
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.37%	5.12%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-

Operating Income from all operations (000's)	46,198	91,015
Operating Income from all operations as a percent of Total Net Sales	3.44%	6.65%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	-
Total Adjustments (000'S)	-	-

Consolidated Adjusted Operating Income (000's)	46,198	91,015
Consolidated Adjusted Operating Income as a percent of Total Net Sales	3.44%	6.65%